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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 2001


                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                   0-19442                06-1118515
(State or other jurisdiction)        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


    48 Monroe Turnpike, Trumbull, Connecticut                   06611
       (Address of principal executive offices)              (Zip Code)


                                 (203) 459-6000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         The Company's Press Release dated March 12, 2001 announcing the appointment of Charles G. Berg as its President and Chief Operating Officer is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99       Press Release dated March 12, 2001


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        OXFORD HEALTH PLANS, INC.


Date: March 12, 2001                    By:   /s/ KURT B. THOMPSON
                                           ------------------------------------
                                                  KURT B. THOMPSON

                                                  Chief Financial Officer


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

                                  EXHIBIT INDEX

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
Exhibit                                                                  Page
Number            Description of Document                               Number
-------           -----------------------                               ------
  99              Press Release dated March 12, 2001                       5


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